Exhibit 21

SUBSIDIARIES OF TRANSOCEAN LTD.

(as of December 31, 2018)

Entity	Jurisdiction
15375 Memorial Corporation	Delaware
Agon Shipping Inc.	Marshall Islands
Aguas Profundas, Limitada	Angola
Angola Deepwater Drilling Company (Offshore Services) Ltd	Cayman Islands
Angola Deepwater Drilling Company (Operations) Ltd	Cayman Islands
Angola Deepwater Drilling Company Ltd	Cayman Islands
AngoSantaFe - Prestacao de Servicos Petroliferos, Limitada	Angola
Arcade Drilling AS	Norway
Asie Sonat Offshore Sdn. Bhd.	Malaysia
Blegra Asset Management Limited	Cyprus
Blegra Financing Limited	Cyprus
Caledonia Offshore Drilling Services Limited	England & Wales
Challenger Minerals (Accra) Inc.	Cayman Islands
Challenger Minerals (Celtic Sea) Limited	British Virgin Islands
Challenger Minerals Inc.	California
Covent Garden - Serviços e Marketing, Sociedade Unipessoal Lda	Portugal
Deepwater Drilling (Transocean Ghana) Limited	Ghana
Deepwater Drilling North Africa LLC - Free Zone	Egypt
Deepwater Pacific 1 Inc.	British Virgin Islands
Deepwater Pacific 2 Inc.	British Virgin Islands
Drill Rigs Holdings Inc.	Marshall Islands
Drill Rigs Operations Inc.	Marshall Islands
Drillship Alonissos Owners Inc.	Marshall Islands
Drillship Amorgos Owners Inc.	Marshall Islands
Drillship Amorgos Shareholders Inc.	Marshall Islands
Drillship Crete Owners Inc.	Marshall Islands
Drillship Crete Shareholders Inc.	Marshall Islands
Drillship Hydra Owners Inc.	Marshall Islands
Drillship Hydra Shareholders Inc.	Marshall Islands
Drillship Kithira Owners Inc.	Marshall Islands
Drillship Kythnos Owners Inc.	Marshall Islands
Drillship Kythnos Shareholders Inc.	Marshall Islands
Drillship Paros Owners Inc.	Marshall Islands
Drillship Paros Shareholders Inc.	Marshall Islands
Drillship Santorini Owners Inc.	Marshall Islands
Drillship Santorini Shareholders Inc.	Marshall Islands
Drillship Skiathos Owners Inc.	Marshall Islands
Drillship Skiathos Shareholders Inc.	Marshall Islands
Drillship Skopelos Owners Inc.	Marshall Islands
Drillship Skyros Owners Inc.	Marshall Islands

Drillship Skyros Shareholders Inc.	Marshall Islands
Drillships Financing Holding Inc.	Marshall Islands
Drillships Holdings Inc.	Marshall Islands
Drillships Holdings Operations Inc.	Marshall Islands
Drillships Investment Inc.	Marshall Islands
Drillships Investment Operations Inc.	Marshall Islands
Drillships Ocean Ventures Inc.	Marshall Islands
Drillships Ocean Ventures Operations Inc.	Marshall Islands
Drillships Projects Inc.	Delaware
Drillships Ventures Projects Inc.	Delaware
Eastern Med Consultants Inc.	Marshall Islands
Entities Holdings, Inc.	Delaware
Fortress Energy Services LLC	Oman
Global Dolphin Drilling Company Limited	India
Global Marine Inc.	Delaware
Global Mining Resources, Inc.	Philippines
Global Offshore Drilling Limited	Nigeria
GlobalSantaFe (Labuan) Inc.	Malaysia
GlobalSantaFe (Norge) AS	Norway
GlobalSantaFe Arctic Ltd.	Nova Scotia
GlobalSantaFe B.V.	Netherlands
GlobalSantaFe C.R. Luigs Limited	England & Wales
GlobalSantaFe Campeche Holdings LLC	Delaware
GlobalSantaFe Deepwater Drilling LLC	Delaware
GlobalSantaFe Denmark Holdings ApS	Denmark
GlobalSantaFe Development Inc.	California
GlobalSantaFe Drilling (N.A.) N.V.	Netherlands Antilles
GlobalSantaFe Drilling Company	Delaware
GlobalSantaFe Drilling Company (Canada) Limited	Nova Scotia
GlobalSantaFe Drilling Company (North Sea) Limited	England & Wales
GlobalSantaFe Drilling Company (Overseas) Limited	England & Wales
GlobalSantaFe Drilling Mexico, S. de R.L. de C.V.	Mexico
GlobalSantaFe Drilling Operations Inc.	Cayman Islands
GlobalSantaFe Drilling Services (North Sea) Limited	England & Wales
GlobalSantaFe Drilling Trinidad LLC	Delaware
GlobalSantaFe Drilling Venezuela, C.A.	Venezuela
GlobalSantaFe Financial Services (Luxembourg) S.a.r.l.	Luxembourg
GlobalSantaFe GOM Services Inc.	British Virgin Islands
GlobalSantaFe Group Financing Limited Liability Company	Hungary
GlobalSantaFe Holding Company (North Sea) Limited	England & Wales
GlobalSantaFe Hungary Services Limited Liability Company	Hungary
GlobalSantaFe International Drilling Corporation	Bahamas
GlobalSantaFe International Drilling Inc.	British Virgin Islands
GlobalSantaFe International Services Inc.	Cayman Islands
GlobalSantaFe Leasing Limited	Cayman Islands
GlobalSantaFe Mexico Holdings LLC	Delaware
GlobalSantaFe Nederland B.V.	Netherlands
GlobalSantaFe Offshore Services Inc.	Cayman Islands

GlobalSantaFe Operations (Australia) Pty Ltd	Western Australia
GlobalSantaFe Operations (BVI) Inc.	Cayman Islands
GlobalSantaFe Operations (Mexico) LLC	Delaware
GlobalSantaFe Operations Inc.	Cayman Islands
GlobalSantaFe Overseas Limited	Bahamas
GlobalSantaFe Saudi Arabia Ltd.	British Virgin Islands
GlobalSantaFe Services (BVI) Inc.	Cayman Islands
GlobalSantaFe Services Netherlands B.V.	Netherlands
GlobalSantaFe Servicios de Venezuela, C.A.	Venezuela
GlobalSantaFe South America LLC	Delaware
GlobalSantaFe Tampico, S. de R.L. de C.V.	Mexico
GlobalSantaFe Techserv (North Sea) Limited	England & Wales
GlobalSantaFe U.S. Holdings Inc.	Delaware
GSF Caymans Holdings Inc.	Cayman Islands
GSF Leasing Services GmbH	Switzerland
Hellerup Finance International	Ireland
Indigo Drilling Limited	Nigeria
Intermarine Services (International) Limited	Bahamas
International Chandlers, Inc.	Texas
Kalambo Operations Inc.	Marshall Islands
Key Perfuracoes Maritimas Limitada	Brazil
Kithira Shareholders Inc.	Marshall Islands
Laterite Mining Inc.	Philippines
Minerales Submarinos Mexicanos S.A.	Mexico
Nickel Development Inc.	Philippines
NRB Drilling Services Limited	Nigeria
Ocean Rig 1 Inc	Marshall Islands
Ocean Rig 1 Shareholders Inc.	Marshall Islands
Ocean Rig 2 Inc.	Marshall Islands
Ocean Rig 2 Shareholders Inc.	Marshall Islands
Ocean Rig AS	Norway
Ocean Rig Black Sea Coöperatief U.A.	Netherlands
Ocean Rig Black Sea Operations B.V.	Netherlands
Ocean Rig Block 33 Brasil B.V.	Netherlands
Ocean Rig Block 33 Brasil Coöperatief U.A.	Netherlands
Ocean Rig Canada Inc.	Canada
Ocean Rig Cayman Management Services SEZC Limited	Cayman Islands
Ocean Rig Cuanza Operations Inc.	Marshall Islands
Ocean Rig Cubango Operations Inc.	Marshall Islands
Ocean Rig Deepwater Drilling Ltd.	Nigeria
Ocean Rig Do Brazil Servicos de Petroleo Ltda.	Brazil
Ocean Rig Drilling Operations B.V.	Netherlands
Ocean Rig Drilling Operations Coöperatief U.A.	Netherlands
Ocean Rig Global Chartering Inc.	Marshall Islands
Ocean Rig Investments Inc.	Marshall Islands
Ocean Rig Management Inc.	Marshall Islands
Ocean Rig Management Services Inc.	Marshall Islands
Ocean Rig North Sea AS	Norway
Ocean Rig Offshore Management Limited	Jersey
Ocean Rig Olympia Operations Ghana Limited	Ghana

Ocean Rig Operations Inc.	Marshall Islands
Ocean Rig Rio de Janeiro Servicos de Petroleo Ltda.	Brazil
Ocean Rig UDW Inc.	Cayman Islands
Ocean Rig UDW LLC	Delaware
OCR Falklands Drilling Inc.	Marshall Islands
Oilfield Services, Inc.	Cayman Islands
Olympia Rig Angola Holding S.A.	Angola
Olympia Rig Angola, LDA	Angola
OR Benguela Operations Inc.	Marshall Islands
OR Crewing Limited	Jersey
OR Norge Operations Inc.	Marshall Islands
Orion Holdings (Cayman) Limited	Cayman Islands
Orion RigCo (Cayman) Limited	Cayman Islands
P.T. Santa Fe Supraco Indonesia	Indonesia
Pegasus Invest Pte. Ltd.	Singapore
Platform Capital N.V.	Netherlands Antilles
Platform Financial N.V.	Netherlands Antilles
Primelead Limited	Cyprus
PT. Transocean Indonesia	Indonesia
R&B Falcon (A) Pty Ltd	Western Australia
R&B Falcon (Caledonia) Limited	England & Wales
R&B Falcon (Ireland) Limited	Ireland
R&B Falcon (M) Sdn. Bhd.	Malaysia
R&B Falcon (U.K.) Limited	England & Wales
R&B Falcon B.V.	Netherlands
R&B Falcon Deepwater (UK) Limited	England & Wales
R&B Falcon Drilling Co. LLC	Delaware
R&B Falcon Drilling Limited LLC	Oklahoma
R&B Falcon Exploration Co., LLC	Oklahoma
R&B Falcon International Energy Services B.V.	Netherlands
R&B Falcon Offshore Limited, LLC	Oklahoma
Ranger Insurance Limited	Cayman Islands
RB Mediterranean Ltd.	Cayman Islands
RBF Exploration LLC	Delaware
RBF Rig Corporation, LLC	Delaware
Reading & Bates Coal Co., LLC	Nevada
Resource Rig Supply Inc.	Delaware
Safemal Drilling Sdn. Bhd.	Malaysia
Santa Fe Braun Inc.	Delaware
Santa Fe Construction Company	Delaware
Santa Fe Drilling Company of Venezuela, C.A.	California
Saudi Drilling Company Limited	Saudi Arabia
SDS Offshore Limited	England & Wales
Sedco Forex Holdings Limited	Cayman Islands
Sedco Forex International, Inc.	Cayman Islands
Sefora Maritime Limited	Cayman Islands
Services Petroliers Transocean	France
Servicios Petroleros Santa Fe, S.A.	Venezuela
Ship Investment Ocean Holdings Inc.	Marshall Islands
Skopelos Shareholders Inc.	Marshall Islands

Songa Offshore Delta Limited	Cyprus
Songa Offshore Drilling Limited	Cyprus
Songa Offshore Enabler Limited	Cyprus
Songa Offshore Encourage Limited	Cyprus
Songa Offshore Endurance Limited	Cyprus
Songa Offshore Equinox Limited	Cyprus
Songa Offshore Equipment Rental AS	Norway
Songa Offshore Equipment Rental Limited	Cyprus
Songa Offshore Malaysia Sdn. Bhd.	Malaysia
Songa Offshore Management Limited	Cyprus
Songa Offshore Pte. Ltd.	Singapore
Songa Offshore Rig 2 AS	Norway
Songa Offshore Rig 3 AS	Norway
Songa Offshore Rig AS	Norway
Songa Offshore Saturn Limited	Cyprus
Songa Offshore SE	Cyprus
Songa Offshore Services AS	Norway
Songa Offshore T & P Cyprus Limited	Cyprus
Songa Saturn Chartering Pte. Ltd.	Singapore
Sub-Saharan Drilling Inc.	Marshall Islands
T. I. International Mexico, S. de R.L. de C.V.	Mexico
Tano Operations Inc.	Marshall Islands
TILAM Holdings Limited	Cayman Islands
Transocean Africa Drilling Limited	Cayman Islands
Transocean Asia Services Sdn Bhd	Malaysia
Transocean Asset Holdings 1 Limited	Cayman Islands
Transocean Asset Holdings 2 Limited	Cayman Islands
Transocean Asset Holdings 3 Limited	Cayman Islands
Transocean Barents ASA	Norway
Transocean Brasil Ltda.	Brazil
Transocean Britannia Limited	Cayman Islands
Transocean Canada Co.	Nova Scotia
Transocean Canada Drilling Services Ltd.	Nova Scotia
Transocean Conqueror Limited	Cayman Islands
Transocean Conqueror Opco, Inc.	Delaware
Transocean Corporate Services Limited	Cayman Islands
Transocean Cyprus Capital Management Public Limited	Cyprus
Transocean Cyprus Drilling Operations Public Limited	Cyprus
Transocean Deepwater Drilling Services Limited	Cayman Islands
Transocean Deepwater Frontier Limited	Cayman Islands
Transocean Deepwater Holdings Limited	Cayman Islands
Transocean Deepwater Inc.	Delaware
Transocean Deepwater Mauritius	Mauritius
Transocean Deepwater Nautilus Limited	Cayman Islands
Transocean Deepwater Pathfinder Limited	Cayman Islands
Transocean Deepwater Seafarer Services Limited	Cayman Islands
Transocean Discoverer 534 LLC	Delaware
Transocean Drilling (U.S.A.) Inc.	Texas
Transocean Drilling Enterprises S.a.r.l.	Luxembourg
Transocean Drilling Israel Ltd.	Cayman Islands

Transocean Drilling Limited	Scotland
Transocean Drilling Namibia Inc.	Cayman Islands
Transocean Drilling Offshore S.a.r.l.	Luxembourg
Transocean Drilling Offshore Ventures Limited	Cayman Islands
Transocean Drilling Sdn. Bhd.	Malaysia
Transocean Drilling Services (India) Private Limited	India
Transocean Drilling Turkey Limited	Cayman Islands
Transocean Drilling U.K. Limited	Scotland
Transocean Eastern Pte. Ltd.	Singapore
Transocean Employee Support Fund	Texas
Transocean Enabler Limited	Cayman Islands
Transocean Encourage Limited	Cayman Islands
Transocean Entities Holdings GmbH	Switzerland
Transocean Finance Limited	Cayman Islands
Transocean Financing GmbH	Switzerland
Transocean Guardian Limited	Cayman Islands
Transocean Holdings 1 Limited	Cayman Islands
Transocean Holdings 2 Limited	Cayman Islands
Transocean Holdings 3 Limited	Cayman Islands
Transocean Holdings LLC	Delaware
Transocean Hungary Holdings LLC	Hungary
Transocean Hungary Investments LLC	Hungary
Transocean Hungary Ventures LLC	Hungary
Transocean Inc.	Cayman Islands
Transocean Inc. Luxembourg Asset Management S.C.S.	Luxembourg
Transocean Innovation Labs Ltd.	Cayman Islands
Transocean International Drilling Limited	Cayman Islands
Transocean International Holdings Limited	Cayman Islands
Transocean International Resources, Limited	British Virgin Islands
Transocean Investimentos Ltda.	Brazil
Transocean Investments S.a.r.l.	Luxembourg
Transocean Ltd.	Zug
Transocean Management Services GmbH	Switzerland
Transocean Marine Limited	Cayman Islands
Transocean Mediterranean Offshore Drilling Limited	Cayman Islands
Transocean Nautilus Limited	Cayman Islands
Transocean North Sea Limited	Bahamas
Transocean Norway Drilling AS	Norway
Transocean Norway Operations AS	Norway
Transocean Oceanus Holdings Limited	Cayman Islands
Transocean Offshore (North Sea) Ltd.	Cayman Islands
Transocean Offshore Canada Services Ltd.	Nova Scotia
Transocean Offshore Deepwater Drilling Inc.	Delaware
Transocean Offshore Deepwater Holdings Limited	Cayman Islands
Transocean Offshore Drilling (India) Private Limited	India
Transocean Offshore Drilling Limited	England & Wales
Transocean Offshore Drilling Services LLC	Delaware
Transocean Offshore Europe Limited	Cayman Islands
Transocean Offshore Gulf of Guinea II Limited	British Virgin Islands
Transocean Offshore Gulf of Guinea VI Limited	British Virgin Islands

Transocean Offshore Gulf of Guinea VII Limited	British Virgin Islands
Transocean Offshore Gulf of Guinea XII Limited	British Virgin Islands
Transocean Offshore Gulf of Guinea XIII Limited	British Virgin Islands
Transocean Offshore Holdings Limited	Cayman Islands
Transocean Offshore International Limited	Cayman Islands
Transocean Offshore International Ventures Limited	Cayman Islands
Transocean Offshore Limited	Cayman Islands
Transocean Offshore Management Services Limited	Cayman Islands
Transocean Offshore Nigeria Limited	Nigeria
Transocean Offshore Norway Services AS	Norway
Transocean Offshore PR Limited	Cayman Islands
Transocean Offshore USA Inc.	Delaware
Transocean Offshore Ventures Inc.	Delaware
Transocean Onshore Support Services Limited	Scotland
Transocean Orion Limited	Cayman Islands
Transocean Partners Holdings Limited	Cayman Islands
Transocean Phoenix 2 Limited	Cayman Islands
Transocean Phoenix 2 Opco, Inc.	Delaware
Transocean Pontus Limited	Cayman Islands
Transocean Pontus Opco, Inc.	Delaware
Transocean Poseidon Limited	Cayman Islands
Transocean Poseidon Opco, Inc.	Delaware
Transocean Proteus Limited	Cayman Islands
Transocean Proteus Opco, Inc.	Delaware
Transocean Rig 140 Limited	Cayman Islands
Transocean Rig Management Limited	Cayman Islands
Transocean Rig Management S.C.S.	Luxembourg
Transocean Rig Services Offshore LLC	Delaware
Transocean RIGP DCL LLC	Delaware
Transocean RIGP DD3 LLC	Delaware
Transocean RIGP DIN LLC	Delaware
Transocean Sedco Forex Ventures Limited	Cayman Islands
Transocean Services (India) Private Limited	India
Transocean Services AS	Norway
Transocean Services UK Limited	England & Wales
Transocean Servicos Petroliferos Ltda.	Brazil
Transocean Spitsbergen ASA	Norway
Transocean Support Services Limited	Cayman Islands
Transocean Support Services Nigeria Limited	Nigeria
Transocean Support Services Private Limited	India
Transocean Technical Services Egypt LLC	Egypt
Transocean Technology Innovations LLC	Delaware
Transocean UK Limited	Luxembourg
Transocean Voyager 1 Limited	Cayman Islands
Transocean Voyager 2 Limited	Cayman Islands
Transocean West Africa Holdings Limited	Cayman Islands
Transocean West Africa South Limited	Cayman Islands
Transocean Worldwide Inc.	Cayman Islands
Triton Asset Leasing GmbH	Switzerland
Triton Capital I GmbH	Switzerland

Triton Capital II GmbH	Switzerland
Triton Conqueror GmbH	Switzerland
Triton Financing LLC	Hungary
Triton Gemini GmbH	Switzerland
Triton Holdings Limited	British Virgin Islands
Triton Hungary Asset Management LLC	Hungary
Triton Hungary Investments 1 Limited Liability Company	Hungary
Triton Industries, Inc.	Cayman Islands
Triton Management Services LLC	Hungary
Triton Nautilus Asset Leasing GmbH	Switzerland
Triton Nautilus Asset Management LLC	Hungary
Triton Offshore Leasing Services Limited	Malaysia
Triton Pacific Limited	England & Wales
Triton Poseidon GmbH	Switzerland
Triton Voyager Asset Leasing GmbH	Switzerland
TRM Holdings Limited	Cayman Islands
TSSA - Servicos de Apoio, Lda.	Angola
Valiant Offshore Inc.	Marshall Islands
Wilrig Offshore (UK) Limited	England & Wales